Third Quarter 2024 Earnings Call October 29, 2024 Ammons compressor station - Appalachia Gathering System phase 2 expansion DT Midstream

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident" and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; industry changes, including the impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Expand Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; our ability to successfully and timely implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; the effectiveness of our information technology and operational technology systems and practices to detect and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts in Ukraine and the Middle East; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies; the suspension, reduction or termination of our customers' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023 and our reports and registration statements filed from time to time with the SEC. The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled "Risk Factors" in our Annual Report for the year ended December 31, 2023, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. DT Midstream 2

Third Quarter 2024 Accomplishments Strong financial performance Third quarter 2024 net income of $88 million and Adjusted EBITDA1 of $241 million Raising 2024 Adjusted EBITDA guidance range to $950 - $980 million Confident in 2025 Adjusted EBITDA early outlook of $980 - $1,040 million Upgraded to investment grade by Fitch Ratings Successful commercial development activity Reached FID on Phase 4 LEAP expansion of 200 MMcf/d, which will increase total system capacity to 2.1 Bcf/d Upsized interconnect between our Stonewall System and Mountain Valley Pipeline Advancing discussions on data center-related opportunities Continuing to advance energy transition platform Initial construction underway for clean fuels gathering project Detailed engineering continues for Louisiana CCS project; awaiting Class VI well permit requirements from the State of Louisiana DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 3

DTM Provides a Distinctive Investment Opportunity

Premium, high-quality attributes compared to other gas-focused peers

Leading Organic Growth	**5-7% long-term growth rate** self-funded and fully supported by ~$1.3B organic project backlog
Leading Portfolio Mix	**100% natural gas focus** with no marketing or commodity exposure
Premier Geographic Presence	**Projects in top tier markets and basins** positioned to capitalize on LNG and power demand growth
Durable Contracting	**~90% demand-based contracts[1]** providing resilient cash flow with ~9-year average[2] contract tenor
Strong Credit Profile	**Investment grade rated by Fitch** with ~85% investment grade customers



EBITDA CAGR
2021-2023
9%
3%
DTM
Gas-Focused Peers 3
Dividend CAGR
2021-2023
7%
3%
DTM
Gas-Focused Peers 3

Highest Pipeline Contribution in Sector[4]
Adjusted EBITDA[5]



Pipeline
65%
35%
Gathering

1. Represents % of 2023 revenue contribution comprised of demand, MVC or flowing gas/proved developed producing reserves
2. Overall portfolio weighted average contract tenor as of 12/31/2023
3. Average of gas-focused peers include WMB, KMI, AM
4. Based on Q4 2023 adjusted EBITDA; US-based midstream peers (AM, ENLC, ETRN, EPD, KMI, MPLX, OKE, TRGP, WES, WMB)
5. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix

DT Midstream
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Third Quarter 2024 Financial Results Adjusted EBITDA1 (millions) xx segment % of total $248 $153 $95 Q2 2024 62% 38% $241 $156 $85 Q3 2024 65% 35% Pipeline Gathering Pipeline2 Full-quarter impact of LEAP Phase 3 expansion in Q3 Gathering Results in-line when adjusting for favorable one-time items of ~$10 million in Q2 not repeating in Q3 DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. The terminology and asset categorization used here are for accounting purposes only and do not reflect on the jurisdictional status of any particular asset 5

LEAP Phase 4 expansion will increase capacity to 2.1 Bcf/d Haynesville System to provide additional 0.2 Bcf/d of wellhead to Gulf Coast markets access Capital efficient, lower-risk expansion provides timely access to coming LNG demand Project will provide ~0.2 Bcf/d incremental LEAP capacity, increasing capacity from 1.9 Bcf/d to 2.1 Bcf/d Project entails incremental compression and looping Expansion is underpinned by new long-term, demand-based contracts with two new LEAP customers Project expected to be in-service 1H 2026 Continuing discussions for additional expansions LEAP can be further expanded to serve growing Gulf Coast LNG and industrial corridor demand Haynesville System offers leading wellhead-to-water connectivity Texas Gillis Hub LNG Corridor Lake Charles LNG Driftwood LNG Cameron LNG CP2 Calcasieu Pass Sabine Pass LNG Port Arthur Golden Pass LNG Delfin LNG Henry Hub Plaquemines DTM assets DTM treating plants Electric compression Acreage dedication LNG facilities Operational Under development LEAP Phase 4 Expansion +200 MMcf/d LEAP capacity (Bcf/d) In-service Original 1.0 Phase 1 expansion 0.3 Aug. 2023 Phase 2 expansion 0.4 Jan. 2024 Phase 3 expansion 0.2 Jun. 2024 Phase 4 expansion 0.2 1H 2026 Total 2.1 Expansion potential ~4 DT Midstream BP(2) and Sabine WA tenor of 8.2 yrs 6

Upsizing Strategic Appalachian Basin Interconnect Expansion increases interconnect capacity and access to growing Mid-Atlantic market NEXUS Pipeline Access to Midwest Markets Ohio West Virginia Mountain Vallely Pipeline MVP Interconnect Third-party processing plant Third-party pipeline Pennsylvania West Virginia Appalachia Gathering System Stonewall Gas Gathering Access to Mid-Atlantic Markets New agreement expanding Mountain Valley Pipeline (MVP) interconnect Increases outlet capacity on Stonewall by 100 MMcf/d Expected to be in-service 1H 2026 Strong commercial structure with new customer Anchored by a long-term contract with a large privately held producer Demand-based contract protects project economics DT Midstream 7

Upgraded to Investment Grade by Fitch Ratings Reduction in DTM debt strengthens balance sheet and extends runway to next maturity Debt maturity profile (billions) Undrawn revolver capacity Long-term debt No maturities for 5 years $1.0 $1.1 $1.0 $0.6 2024 2025 2026 2027 2028 2029 2030 2031 2032 Investment grade Fitch BBB- long-term issuer default rating Positive outlook Moody's rating 2.8x / 3.7x on-balance sheet2 / proportional leverage 1.3x reduction in on-balance sheet leverage since 2021 DT Midstream 1. As of 9/30/2024 2. Represents on-balance sheet net debt/TTM EBITDA as of 9/30/2024 1.3x reduction based on 4.1x net leverage ratio at Sept. 30, 2021 8

Guidance Updates Reflect Strong Year-to-Date Performance

Increasing 2024 Adjusted EBITDA, Operating Earnings, Operating EPS and Distributable Cash Flow guidance

	(millions, except EPS)	Prior Guidance	Updated Guidance	Drivers
2024	Adjusted EBITDA[1]	\$930 - \$980	**\$950 - \$980** ↑	• Strong performance in first three quarters; incremental maintenance expected in Q4
	Operating Earnings[2]	\$335 - \$375	**\$345 - \$375** ↑	• Lower interest and income tax expenses
	Operating EPS[2]	\$3.43 - \$3.83	**\$3.53 - \$3.83** ↑	
	Distributable Cash Flow[3]	\$640 - \$700	**\$670 - \$700** ↑	• EBITDA performance and lower interest and cash taxes
	Capital Expenditures	\$360 - \$415	**\$360 - \$390** ↓	
	Growth Capital[4]	\$330 - \$375	**\$330 - \$350** ↓	• Optimizing timing of cash flow for capital projects
	Maintenance Capital	\$30 - \$40	\$30 - \$40	
2025	Adjusted EBITDA (early outlook)	\$980 - \$1,040	\$980 - \$1,040	

1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix
2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 98 million shares outstanding - diluted
3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in the appendix
4. Includes contribution to equity method investees; guidance range is net of a ~\$20 million customer contribution

DT Midstream

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Growth Investment Projects

Continue to advance and deliver on short-cycle growth investments

	Project	Expected in-service dates
Pipeline	Haynesville LEAP expansion – Phase 4	1H 2026
	Stonewall to Mountain Valley Pipeline (MVP) expansion **(Upsized)**	1H 2026
Gathering	Appalachia Tioga Gathering expansion	Q2 2025
	Appalachia Gathering System expansion – Phase 3	Q2 2025 – 1H 2026
	Haynesville Blue Union well pad expansion	Q2 2025
	Haynesville Blue Union new producer expansions	Q2 2025
	Clean Fuels Gathering	2H 2025

In-flight project updates

- Reached FID on LEAP Phase 4 expansion
- Executed agreement to increase capacity of Stonewall to MVP interconnect
- Clean fuels gathering buildout underway
- All growth investments on track and on budget

DT Midstream

10

Disciplined Capital Investment

Strong organic origination is solidifying our 2025 capital plan and is underpinning future growth

Growth capex



(millions)
Committed
New Commitments
Pre-FID / Highly Probable
Cash flow after dividends
$330 - $350
~$330 Committed
~$310 Committed
Committed capital increase driven by new projects reaching FID:
– LEAP Phase 4 expansion
– Stonewall-MVP upsize
– Clean fuels gathering buildout
2024 guidance¹
2025

Flexible, short-cycle, capital investments

- Capital investment program funded within free cash flow
- No change to 2024 committed capital
- Reducing top end of 2024 capital guidance range
- Increasing committed capital in 2025 to reflect new organic projects reaching FID

1. Guidance range is net of a ~$20 million customer contribution

DT Midstream 11

Louisiana Carbon Capture and Sequestration

Continuing pre-FID engineering – awaiting regulatory guidance from the State of Louisiana

Project timeline

Capital deployment

Period	Milestone
Q4 2022	✓ Class VI well permit filing
	✓ Conducted 3D seismic survey
Q2 2023	✓ Class V test well permit filing
	✓ Class V test well permit approved
1H 2024	✓ Drilled Class V test well
	✓ Evaluated Class V test well results
Q4 2024	**LA DENR Class VI permit requirements** — *Current stage*
1H 2025	Final investment decision
	Expected Class VI well permit approval
2H 2026	★ Expected Phase 1 project in-service

Minimizing capital spend until we reach a final investment decision

Methodical project development approach

Disciplined storage site selection and stakeholder engagement

- ✓ Proximity to CO_2 source and favorable sequestration geology
- ✓ Early engagement of local community and Louisiana (LA) DENR[1] on key development activities

Continued progress toward FID with successful Class V test well

- ✓ Validated formation structure and completed injectivity tests
- ✓ Secured key storage rights
- ✓ Third party expert analysis of Class V test well completed; confirming formation suitability
- ✓ Continuing detailed engineering design of system
- ✓ Awaiting Class VI well permit requirements from LA DENR

Leveraging over 50 years of storage and pipeline development and operations experience

1. Louisiana Department of Energy and Natural Resources

DT Midstream
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Quarterly Financial Results (millions, except EPS) Adjusted EBITDA1 Pipeline segment Gathering segment Operating Earnings2 Operating EPS2 Distributable Cash Flow3 Growth Capital4 Maintenance Capital Three months ended September 30, 2024 $241 $156 $85 $88 $0.90 $207 $80 $4 June 30, 2024 $248 $153 $95 $96 $0.98 $160 $745 $6 Key drivers Favorable one-time items in Q2 not repeating in Q3 Cash interest payment in Q2 DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 98 million shares outstanding - diluted 3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in the appendix 4. Includes contribution to equity method investees 5. Growth capital reflects DT Midstream capital spend of $75 million less cash contribution from customers of ~$1 million in Q2 2024 13

DT Midstream Investment Thesis DT Midstream Pure play natural gas midstream portfolio Premium shareholder returns Strong organic growth Balance sheet strength DT Midstream 14

Appendix DT Midstream 15

Gathering Volume Summary Resilient volume performance throughout 2024 Haynesville throughput (bcf/d) Blue Union Gathering 1.60 Q3 2023 1.56 Q4 2023 1.52 Q1 2024 1.50 Q2 2024 1.51 Q3 2024 Northeast throughput (bcf/d) 1.39 Q3 2023 Susquehanna Gathering 1.53 Q4 2023 Appalachia Gathering 1.54 Q1 2024 Tioga Gathering 1.43 Q2 2024 Ohio Utica Gathering 1.37 Q3 2024 DT Midstream 16

Continuing Our Track Record of Distinctive Growth Targeting long-term Adjusted EBITDA growth of 5-7% Adjusted EBITDA1 (millions) $930 - $980 2024 original guidance +6% $980 - $1,040 2025 early outlook 5-7% long-term growth rate Differentiated growth drivers $1.3 billion organic growth project backlog Tangible energy transition projects Fully funded with long-term, contract-backed free cash flows No marketing or commodity exposure DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in this appendix 17

Strong Long-term Production Outlook in Both Basin Haynesville and Appalachia production are expected to experience significant growth over the next decade Historical production (bcf/d) Haynesville Appalachia DUC inventory1 Haynesville Appalachia 412 630 662 840 764 810 803 752 Production forecast (bcf/d) 49 15 34 2023 Haynesville +18 bcf/d Appalachia 67 27 40 2023 DT Midstream 1. Drilled but uncompleted (DUC) wells data reflects EIA publication released October 8, 2024 Sources: EIA, S+P Global Commodity Insights, and Wood Mackenzie North America Gas Investment Horizon Outlook - October 2023 18

Joint Venture Debt Details Annual debt paydown at Millennium and Vector Asset (DTM ownership %) NEXUS Pipeline (50%) Millennium Pipeline (52.5%) Total Millennium Vector Pipeline(40%) Prior Year 2024 Issuance DTM proportionate share End of year debt balances 2023 $371 $144 - $144 $31 2024 $371 $129 $420 $549 $29 2025 $371 $114 $420 $534 $26 Interest expense 2023 $14 $13 - $13 $2 2024 $21 $11 $7 $18 $2 2025 $21 $9 $25 $34 $2 Weighted average interest rate 5.68%1 5.80%1 5.88%2 6.11%1 Maturity Bullets, 2028 through 2035 Fully amortized by 2032 Bullets, 2029 through 2036 Fully amortized by 2034 DT Midstream 1. Weighted average interest rate as of December 31, 2023 2. Weighted average interest rate as of September 30, 2024 19

Non-GAAP Definitions Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2024 or 2025 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. DT Midstream 20

Non-GAAP Definitions Operating Earnings and Operating Earnings per share are non-GAAP measures Use of Operating Earnings Information - Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. DT Midstream 21

Non-GAAP Reconciliations Reconciliation of Reported to Operating Earnings - DT Midstream Consolidated Adjustments Net Income Attributable to DT Midstream Adjustments Net Income Attributable to DT Midstream Three Months Ended (millions) September 30, 2024 Reported Earnings $88 Pre-tax Adjustments $- Income Taxes (1) $- Operating Earnings $88 June 30, 2024 Reported Earnings $96 Pre-tax Adjustments $- Income Taxes (1) $- Operating Earnings $96 Nine Months Ended September 30, 2024 (millions) Reported Earnings $281 Pre-tax Adjustments $- Income Taxes (1) $- Operating Earnings $281 September 30, 2023 Reported Earnings $263 Pre-tax Adjustments $- Income Taxes (1) $- Operating Earnings $263 Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments DT Midstream 22

Non-GAAP Reconciliations Reconciliation of Reported to Operating Earnings per diluted share(2) - DT Midstream Consolidated Three Months Ended September 30, 2024 June 30, 2024 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (per share) Adjustments $- $- $- $- Net Income Attributable to DT Midstream $0.90 $- $- $0.90 $0.98 $- $- $0.98 Nine Months Ended September 30, 2024 September 30, 2023 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (per share) Adjustments $- $- $- $- Net Income Attributable to DT Midstream $2.87 $- $- $2.87 $2.70 $- $- $2.70 (1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments (2) Per share amounts are divided by Weighted Average Common Shares Outstanding - Diluted, as noted on the Consolidated Statements of Operations DT Midstream 23

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Three Months Ended Nine Months Ended September 30, 2024 June 30, 2024 September 30, 2024 September 30, 2023 Consolidated (millions) Net Income Attributable to DT Midstream $88 $96 $281 $263 Plus: Interest expense 38 39 117 111 Plus: Income tax expense 30 33 94 102 Plus: Depreciation and amortization 53 53 156 133 Plus: Loss from financing activities 4 - 4 - Plus: EBITDA from equity method investees (1) 70 67 212 212 Less: Interest income (1) - (2) (1) Less: Earnings from equity method investees (40) (39) (125) (132) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (3) (3) Adjusted EBITDA $241 $248 $734 $685 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended Nine Months Ended September 30, 2024 June 30, 2024 September 30, 2024 September 30, 2023 (millions) Earnings from equity methods investees $40 $39 $125 $132 Plus: Depreciation and amortization attributable to equity method investees 20 21 61 61 Plus: Interest expense attributable to equity method investees 10 7 26 19 EBITDA from equity method investees $70 $67 $212 $212 DT Midstream 24

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment Three Months Ended Nine Months Ended September 30, 2024 June 30, 2024 September 30, 2024 September 30, 2023 Pipeline (millions) Net Income Attributable to DT Midstream $71 $71 $216 $185 Plus: Interest expense 12 12 37 42 Plus: Income tax expense 24 24 72 72 Plus: Depreciation and amortization 18 19 55 50 Plus: Loss from financing activities 2 - 2 - Plus: EBITDA from equity method investees (1) 70 67 212 212 Less: Interest income - - (1) (1) Less: Earnings from equity method investees (40) (39) (125) (132) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (3) (3) Adjusted EBITDA $156 $153 $465 $425 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended Nine Months Ended September 30, 2024 June 30, 2024 September 30, 2024 September 30, 2023 (millions) Earnings from equity methods investees $40 $39 $125 $132 Plus: Depreciation and amortization attributable to equity method investees 20 21 61 61 Plus: Interest expense attributable to equity method investees 10 7 26 19 EBITDA from equity method investees $70 $67 $212 $212 DT Midstream 25

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment Three Months Ended Nine Months Ended September 30, 2024 June 30, 2024 September 30, 2024 September 30, 2023 Gathering (millions) Net Income Attributable to DT Midstream $17 $25 $65 $78 Plus: Interest expense 26 27 80 69 Plus: Income tax expense 6 9 22 30 Plus: Depreciation and amortization 35 34 101 83 Plus: Loss from financing activities 2 - 2 - Less: Interest income (1) - (1) - Adjusted EBITDA $85 $95 $269 $260 DT Midstream 26

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow Three Months Ended Nine Months Ended September 30, 2024 June 30, 2024 September 30, 2024 September 30, 2023 Consolidated (millions) Net Income Attributable to DT Midstream $88 $96 $281 $263 Plus: Interest expense 38 39 117 111 Plus: Income tax expense 30 33 94 102 Plus: Depreciation and amortization 53 53 156 133 Plus: Loss from financing activities 4 - 4 - Plus: Adjustments for non-routine items (1) (416) - (416) (371) Less: Earnings from equity method investees (40) (39) (125) (132) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (3) (3) Plus: Dividends and distributions from equity method investees 465 50 590 557 Less: Cash interest expense (6) (64) (80) (76) Less: Cash taxes (4) (1) (7) (21) Less: Maintenance capital investment (2) (4) (6) (17) (22) Distributable Cash Flow $207 $160 $594 $541 (1) Distributable Cash Flow calculation excludes certain items we consider non-routine. For the three and nine months ended September 30, 2024, adjustments for non-routine items included the $416 million Millennium financing distribution. For the nine months ended September 30, 2023, adjustments for non-routine items included the $371 million NEXUS financing distribution. (2) Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. DT Midstream 27